UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: April 13, 2011

(Date of earliest event reported)

KODIAK OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 592-8075

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 13, 2011, Kodiak Oil & Gas (USA) Inc. (the “Borrower”), a wholly owned subsidiary of Kodiak Oil & Gas Corp., entered into the Second Amendment (the “Second Amendment”) to Credit Agreement with Wells Fargo Bank, N.A. (“Wells Fargo”), which amends that certain Credit Agreement (the “Credit Agreement”) between the Borrower and Wells Fargo, dated May 24, 2010, as amended by the First Amendment to Credit Agreement, dated November 30, 2010 (the “Credit Agreement”).

The Second Amendment amends the Credit Agreement to, among other things, (i) increase the borrowing base from $50,000,000 to $75,000,000; (ii) decrease the borrowing base increase fee from 1.0% to 0.5%; (iii) reduce the commitment fee from a flat fee of 0.50% to a sliding scale of .375% to 0.50%, depending on borrowing base usage; and (iv) decrease the interest rate through a reduction in the applicable margin applied to the alternate base or adjusted LIBO interest rates (each as defined in the Credit Agreement) payable on outstanding borrowings. The applicable margin was reduced on the alternate base rate from a sliding scale of 1.25% to 2.25% to a sliding scale of 0.75% to 1.75%, depending on borrowing base usage. The applicable margin was reduced on the adjusted LIBO rate from a sliding scale of 2.25% to 3.25% to 1.75% to 2.75%, depending on borrowing base usage.

All other material terms of the Credit Agreement remain unchanged. For a description of the Credit Agreement, see the Company’s Current Reports on Form 8-K filed on May 27, 2010 and on December 2, 2010.

The Borrower currently has no outstanding borrowings under the Credit Agreement, as amended.

The foregoing description of the Second Amendment is a summary only and is qualified in its entirety by reference to the complete text of the Second Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 19, 2011, Kodiak Oil & Gas Corp. issued a press release entitled “Kodiak Oil & Gas Corp. Provides Interim Corporate Update.” A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement among Kodiak Oil & Gas (USA) Inc., Wells Fargo Bank, N.A., and the Lenders Signatory Thereto, effective as of April 13, 2011.

99.1	Press release of Kodiak Oil & Gas Corp. dated April 19, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

	By:	/s/ James P. Henderson
James P. Henderson
Secretary, Treasurer and Chief Financial Officer

Date: April 19, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement among Kodiak Oil & Gas (USA) Inc., Wells Fargo Bank, N.A., and the Lenders Signatory Thereto, effective as of April 13, 2011.

99.1	Press release of Kodiak Oil & Gas Corp. dated April 19, 2011.